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                                                                   EXHIBIT 10.42


                  FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT


                 THIS FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (this "Amendment") dated as of January 8, 1998, is among BINHAD, INC. (formerly known as CAPITOL METALS CO., INC.), a California corporation ("Seller"), 20000 S. Western Ave., Torrance, California 90501; CONSOLIDATED CAPITAL OF NORTH AMERICA, INC., a Colorado corporation ("CCNA"), 410 - 17th Street, Suite 410, Denver, Colorado 80202, and ANGELES ACQUISITION CORP., a Delaware corporation ("AAC"), 410 - 17th Street, Suite 410, Denver, Colorado 80202. This Amendment is made with reference to the following facts:

                 WHEREAS, Seller and CCNA have entered into that certain Asset Purchase Agreement, dated as of December 1, 1997 (the "Asset Purchase Agreement"), as amended by that certain Order Approving Sale of Substantially All Property of the Estate Free and Clear of Liens and Interests (the "Sale Approval Order"), entered December 29, 1997 by the U.S. Bankruptcy Court in Seller's pending chapter 11 case;

                 WHEREAS, the Asset Purchase Agreement as amended by the Sale Approval Order provides, among other things, for the sale by Seller and the purchase by CCNA of the Assets (as defined in the Asset Purchase Agreement);

                 WHEREAS, CCNA, with the consent of Seller, desires to assign to AAC all of CCNA's rights under the Asset Purchase Agreement as amended by the Sale Approval Order, and AAC desires to assume the obligations of CCNA under the Asset Purchase Agreement, on condition that CCNA remains liable, jointly and severally with AAC, for all of CCNA's obligations under the Asset Purchase Agreement as amended by the Sale Approval Order; and

                 WHEREAS, the parties further desire to amend Schedule 1.3 to the Asset Purchase Agreement in its entirety as provided herein;

                 NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                 1. Definitions. Except as otherwise indicated herein, capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Asset Purchase Agreement.

                 2. Assignment. CCNA hereby assigns, transfers and conveys to AAC all of CCNA's rights and interests in, to and under the Asset Purchase Agreement as amended by the Sale Approval Order. AAC, and its successors and assigns, shall be entitled to exercise and receive all rights and benefits inuring to, and shall be subject to all obligations and liabilities of, CCNA as "Purchaser" under the Asset Purchase Agreement as amended by the Sale Approval Order, as though AAC was initially a party to the Asset Purchase Agreement.


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                 3.       Acceptance of and Consent to Assignment.  AAC hereby
accepts the foregoing assignment from CCNA. Seller hereby consents to such assignment upon all of the terms and conditions provided in this Amendment.

                 4. Assumption of Obligations. AAC hereby agrees to assume, pay, perform, discharge and fulfill all of the duties, liabilities and obligations of CCNA under the Asset Purchase Agreement as amended by the Sale Approval Order; provided, however, that CCNA remains liable, jointly and severally with AAC, to pay, perform, discharge and fulfill all of the duties, liabilities and obligations of CCNA as "Purchaser" under the Asset Purchase Agreement as amended by the Sale Approval Order, as if this Amendment had never been made.

                 5. Further Assurances. Each party agrees to execute and deliver such additional instruments and to take such further actions as may reasonably be required by another party to fully effectuate the assignment of rights and interests and the assumption of obligations and liabilities intended hereby, including, without limitation, the execution and delivery by any party of additional instruments of assignment and assumption.

                 6. Amendment to Schedule 1.3. The existing Schedule 1.3 to the Asset Purchase Agreement as amended by the Sale Approval Order shall be deemed to be deleted in its entirety, and a new Schedule 1.3, in the form attached to this Amendment, shall be substituted therefor.

                 7. Binding Effect. This Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

                 8. No Release. Nothing contained in this Amendment shall, or shall be deemed to, release Seller or CCNA from any of their respective obligations under the Asset Purchase Agreement. The parties hereby ratify and confirm all of the provisions of the Asset Purchase Agreement, as amended by the Sale Approval Order and this Amendment.


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                 IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized officers as of the date first set forth above.

                                           SELLER:

                                           BINHAD, INC. (formerly known as
                                           CAPITOL METALS CO., INC.)



                                           By: /s/ Daniel J. Eget
                                              -------------------------------
                                               Daniel J. Eget
                                               Chief Executive Officer


                                           CCNA:

                                           CONSOLIDATED CAPITAL OF NORTH
                                           AMERICA, INC.



                                           By: /s/ Christian Wolf
                                              -------------------------------
                                               Christian Wolf
                                               Chief Executive Officer


                                           AAC:

                                           ANGELES ACQUISITION CORP.



                                           By: /s/ Christian Wolf
                                              -------------------------------
                                               Christian Wolf
                                               Chief Executive Officer


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